Exhibit 10.66

FOURTH AMENDMENT TO COMPROMISE, SETTLEMENT, AND MUTUAL

RELEASE AGREEMENT

This Fourth Amendment and Modification to Compromise, Settlement, and Mutual Release Agreement is made as of June 30, 2003, between REPUBLIC CREDIT CORPORATION I, (“Republic”) of Denver, Colorado (Creditor), and MURDOCK COMMUNICATIONS CORPORATION, (“MCC”) of Cedar Rapids, Iowa (Debtor), and SILENT WOMAN, L.L.C. (“SW”), of Cedar Rapids, Iowa. Republic, MCC, and SW shall collectively be referred to herein as the “Parties”.

WHEREAS, the Parties have previously entered into a Compromise, Settlement, and Mutual Release Agreement (“Original Agreement”), executed on June 20, 2002; and

WHEREAS, said Agreement was extended and amended by an amendment, modification, and extension agreement (“First Amendment”) dated November 16, 2002, and further extended by an amendment, modification, and extension agreement (“Second Amendment”) dated January 28, 2003, and by an amendment and modification agreement (“Third Amendment”) dated May 5, 2003. The Original Agreement, the First Amendment, the Second Amendment and the Third Amendment are collectively referred to herein as the Agreement. All capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Agreement; and

WHEREAS, on or about June 18, 2003, Republic notified MCC by electronic letter that Republic alleged that MCC has not exercised its best efforts to effect the subject S-1 Registration Statement registering the MCC Common Stock with the Securities and Exchange Commission, as set forth in Section 3.1(d) of the Agreement; and

WHEREAS, although MCC denies that it has not exercised its best efforts pursuant to its obligations under Section 3.1(d) of the Agreement, the Parties hereto desire to address Republic’s allegation and amend the Agreement; and

WHEREAS, MCC desires to provide Republic with additional consideration, as set forth herein, in exchange for Republic’s execution and acceptance of this Fourth Amendment.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

Fourth Amendment/Republic/MCC

1.  A copy of the Original Agreement dated June 20, 2002, the First Amendment dated November 16, 2002, the Second Amendment dated January 28, 2003, and the Third Amendment dated May 5, 2003, are respectively attached hereto as Exhibits 1, 2, 3, and 4, are incorporated herein by this reference.

2.  This Fourth Amendment and Modification to Compromise, Settlement, and Mutual Release Agreement (“Fourth Amendment”) is intended to modify the terms, conditions, and provisions of certain paragraphs of the Agreement, more particularly described below. All section and paragraph numbers identified below are intended to reference the specific sections and/or paragraphs as found in the Original Agreement attached hereto as Exhibit 1. The following paragraphs, unless otherwise noted, are intended to modify the corresponding paragraphs in the Agreement, as amended. Inserted words or phrases shall be underlined and shall appear in bold, and deleted words or phrases shall be stricken through.

3.    Section 3.1(d) shall be modified as follows:

3.1 METHOD OF PAYMENT:

(d) At or prior to the Closing of the Merger, and in accordance with the offering memorandum substantially in the form attached hereto and incorporated herein as Exhibit “G” within five (5) days of the execution of this Agreement, and Republic’s subscription therefor, MCC shall deliver to Berthel Fisher & Company Financial Services, Inc. (“BFC”) as brokerage agent for Republic, Three Hundred Fifty Thousand (350,000) shares of MCC Common Stock, no par value per share (the “MCC Common Stock”). The Parties agree that MCC shall pay to BFC all commissions related to BFC’s subsequent sale of the MCC Common Stock on behalf of Republic. The Parties agree that: ~~(a)~~ (1) the MCC Common Stock shall be offered and issued to ~~the~~ Republic under ~~the~~ a private offering exemption~~s~~ from registration available under the Securities Act of 1933, as amended (the “Securities Act”) and the laws of the states in which the ~~Shares~~ MCC Common Stock will be sold, and that the

Fourth Amendment/Republic/MCC

~~Shares~~ MCC Common Stock offered to Republic pursuant to Exhibit “G” hereto will not, ~~prior to~~ upon issuance, be registered under the Securities Act or under the securities laws of any state or other jurisdiction. As a result, the ~~Shares~~ MCC Common Stock as initially issued cannot be transferred without registration under the Securities Act and applicable state securities laws or an exemption therefrom and the ~~Shares~~ MCC Common Stock will be “restricted securities” as that term is defined in Rule 144 under the Securities Act; and ~~(b)~~ (2) MCC shall file a registration statement ~~register~~ with the Securities and Exchange Commission for the resale by Republic of the ~~shares~~ MCC Common Stock prior to the closing of the Merger, (which registration may also include any other securities to be sold by MCC, and successor of MCC or any other security holder of MCC or any successor of MCC), and any such registration shall cause the shares to be freely tradable when the registration is declared effective by the ~~SEC~~ Securities and Exchange Commission. MCC shall use its best efforts (which shall include all efforts customarily undertaken in connection with the registration of securities with the Securities and Exchange Commission) in working with the Securities and Exchange Commission ~~SEC~~ to cause the registration to be declared effective as promptly as possible so that the ~~shares~~ MCC Common Stock becomes freely tradable with out restrictions under the Securities Act, or applicable state laws, ~~at or prior to~~ after the closing of the Merger. For purposes of this Section 3.1(d) MCC shall mean MCC and any resulting entity from the Merger. The obligations under this Section 3.1(d) shall survive the Merger.

(g)    MCC, Polar Molecular Holding Corporation, Republic and other parties as set forth in that certain Registration Rights Agreement attached hereto and incorporated herein as Exhibit J shall enter into a Registration Rights Agreement attached hereto and incorporated herein as Exhibit J.

4.  The Parties agree that this Fourth Amendment complies with Paragraph 7.2 of the Agreement, attached hereto as Exhibit 1.

5.  The Parties agree that the Agreement remains in full force and effect as to all other terms and conditions as contained therein, not expressly amended or extended herein.

Fourth Amendment/Republic/MCC

REPUBLIC CREDIT CORPORATION I

By:	/s/ Robert S. Possehl

Date

As to Form

By:	/s/ Stephen J. Dietrich	7/3/03

	Attorney for Republic	Date

MURDOCK COMMUNICATIONS CORPORATION

By:	/s/ Wayne Wright

	Principal Accounting Officer	Date
As to Form

By:	/s/ James Arenson	7/3/03

	Attorney for MCC	Date

SILENT WOMAN, L.L.C.

By:	/s/ James Arenson	7/3/03

	James Arenson, Member	Date